SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 5, 2007

Refac Optical Group
(Exact name of registrant as specified in its charter)

DELAWARE	001-12776	13-1681234
(State or other jurisdiction of	(Commission	I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5 HARMON DRIVE, BLACKWOOD, NEW JERSEY	08012
(Address of principal executive offices)	(Zip Code)

(856) 228-0077
(Registrant’s telephone number, including area code)

None
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

- -

Item 8.01 Other Events.

On February 5, 2007, the Company issued a press release, a copy of which is filed herewith as Exhibit 99.1, regarding the Sixth Amendment to the Licensed Department Agreement that its wholly-owned subsidiary, U.S. Vision, Inc., entered into with J.C. Penney Corporation, Inc. The Sixth Amendment was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on January 19, 2007.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
See Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REFAC OPTICAL GROUP

Dated: February 5, 2007	By: /s/ Raymond A. Cardonne, Jr.
Name: Raymond A. Cardonne, Jr.
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.   Description
99.1      Press Release, dated February 5, 2007.